Exhibit 99.1

November 2011

Veeco Snapshot Dramatic growth driven by LED industry leadership Compelling new products with exceptional product and technology roadmap Rapidly gaining share in high growth backlighting and general illumination market Substantial growth opportunities in adjacent LED segments, power electronics, CPV solar and emerging Data Storage technologies Global footprint with sales, service and support close to customers Strong gross margins with significant operating leverage and variable cost model to drive profits and cash generation 9M 2011 Revenue $788M Mix by Business DATA STORAGE LED & SOLAR Revenue in ($ millions) ~$1.0 billion

Veeco’s Worldwide Industry-Leading Customers

Q3 2011 Financial Highlights

Q3 2011 Revenue and Profit In-Line with Guidance *See reconciliation to GAAP at end of presentation $ Millions Revenue increased 1% from Q2 ‘11 but declined 3% from Q3 ’10 GAAP EPS was $1.31 and non-GAAP EPS was $1.33; at high end of guidance range Gross margin was 47%, in line with guidance Non-GAAP EPS

Q3 2011 Business Highlights LED & Solar: MaxBright™ widely accepted by tier one customers around the world – represented nearly half of MOCVD revenue China Training Center has trained >200 engineers since May opening Taiwan Tech Center fully staffed and collaborating with customers on process development Data Storage: HDD roadmap is placing more emphasis on improving yield and reducing costs We are engaged in customer programs utilizing Veeco’s new CVD, PVD and DLC technologies

Q3 2011 Revenue & EBITA Performance by Segment Data Storage $34M Down 25% sequentially and flat versus 2010 Total Revenue: $268M LED & Solar $234M Up 7% sequentially but down 4% from Q3’10 MOCVD at $221M ($M) Q3 ‘11 Q3 ’10 Adj EBITA $72.8 $97.9 ($M) Q3 ‘11 Q3 ‘10 Adj EBITA $7.9 $9.2 See reconciliation to GAAP at end of presentation

Q3 2011 Bookings Performance by Segment Data Storage $21M Down 44% sequentially and 39% year-over-year Total Bookings: $133M LED & Solar $112M Down 59% sequentially and 54% year-over-year MOCVD $103M & MBE $9M Book to Bill = .5 to 1; Backlog $389M

Q3 2011 Bookings Were Weak Across the Board Slower than expected growth in worldwide LED TV sales LED factory utilization rates in Asia remain low (50-70%) Decreased business activity in China resulting from credit tightening and funding availability Data Storage customers delayed capex plans due to pending consolidations and weak PC sales Negative global macro-economic data points caused customers to slow or cut their capacity expansion plans We currently expect that MOCVD orders will remain depressed for a few quarters

Veeco’s Strong Balance Sheet 09/30/2011 06/30/2011 Cash & Short-term Investments* $448.9 $632.7 Accounts Receivable 115.2 128.0 Inventory 127.5 113.3 Fixed Assets, Net 76.2 62.4 Total Assets 934.2 1,120.4 Long-term Debt (including current portion) 2.7 2.8 Equity 735.3 848.8 * Includes restricted cash of $22.9M at 9/30/11 and $54.5M at 6/30/11 ($ millions) Major uses of cash included: Purchase of $154M in stock at an average price of $38.63... completed total $200M Board authorized stock purchase plan $31M contractual settlements for CIGS Solar business closure Accounts receivable decreased to $115M (DSO = 39) Inventory increased by $14M to $128M - 4.5 turns Balance Sheet

2011 Performance: Achieve $1B Revenue on High-End of Q4 Guidance Note: Guidance is for Veeco’s Continuing Operations See reconciliation to GAAP at end of presentation Q4 2011 Full Year 2011 Revenue $175 - $215M $963 – $1,003M Gross Margins 44-45% 48-49% Operating Spending $49-$51M $193-$195M Adjusted EBITA 17-22% 29-30% GAAP EPS $0.46-$0.78 $4.49-$4.79 Non-GAAP EPS $0.54-$0.86 $4.81-$5.11

LED Update

Positive LED Data Points TVs requiring higher-spec LEDs cause rush orders in September LED light bulbs sales in Japan reached 60% in Q3’11 (revenue shipment based) Continued solid growth in US & Europe LED lighting demand with falling ASP China expected to roll-out LED product subsidy programs soon LEDs in Millions of Units LED Lighting Inflection Point in 2012/13 Source: Strategies Unlimited and Piper Jaffray Research - 100,000 200,000 300,000 400,000 500,000 600,000 2007A 2008A 2009A 2010A 2011E 2012E 2013E 2014E 2015E Units (M) Handsets Monitors Notebooks LED TVs Automotive General Lighting Other Supply

LEDs “Pay back” in Electricity Costs Today Source: JP Morgan Company Reports and Estimates

Incandescent Light Bulb Phase Outs Occurring Now Source: LEDinside, PiperJaffray 10/2011, Morgan Stanley 9/14/2011 Global Phase Out of Incandescent Bulbs, Combined with Declining LED Prices Will Trigger Next Phase of LED Lighting Adoption Switzerland EU Australia United States Ireland Brazil Phillipines UK Japan Canada Taiwan India China South Korea Malaysia 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 100W 75W 60W 40W 25W 100W 75W 60W 40W 100W+ 60W+ 15W+

China Update: Short-Term Challenges Do Not Dampen Long-Term Opportunity MOCVD demands in China affected by Facility readiness issues Credit market tightening Lack of qualified engineers China 12th 5-Year Plan (2011 to 2015) NDRC considering offering direct subsidies for LED lighting to consumer in 2011 Develop innovative applications for LEDs (e.g. medical, agricultural & communications applications) Goal to increase output value of LED industry value from CNY 120B to CNY500B 33% China’s LED Industry Output Value (CNY B) 12th 5-Year Plan to drive LED lighting adoption in China to 20% 2010 2011 2012 2013 2014 2015 120 500

South Korea to Accelerate LED Lighting Adoption: “20-60 Plan” 2006: LED Lighting 15/30 Dissemination Project 2.5% (public buildings 5.0%) 30% (public buildings 60%) 60% (public buildings 100%) 2008: LED Industry Development Strategy June 2011: Stimulating Green LED Lighting Popularization Plan Source: LEDinside, Daiwa 6/9/2011, Displaybank 6/11/2011 Korean government could spend $1B 2011-2020 to reach target Long-term growth driver for LED lighting All Korean customers have MaxBright Veeco well positioned in Korea for further gains in next capex cycle LED Lighting Penetration Rate Roadmap 2010 2015 2020

Japan: LED Lighting Adoption Accelerating



- LED light bulb sales reached ~60% in 3Q
  - March earthquake accelerated sales due to restrictions on electricity consumption
  - LED light bulb sales have surpassed incandescent bulbs in Japan
- Rapid price drop of LED light bulbs
  - Price dropped to JPY1,600-1,700 (USD20-22) by June from JPY2,000 (USD26) in 1H 2011
- Korean and Taiwanese LED suppliers are expected to benefit from increased Japan demand
  - Japan accounts for 50% of Lextar's LED lighting sales
  - Samsung and LG targeting the growing market

- Continued LED lighting growth momentum in Japan
- Further boost in LED light bulb demand is expected from incandescent ban starting from 2012

Source: Digitimes 10/7/2011

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Veeco Customers Increasingly Focused on LED Lighting Opportunity 2010 Veeco MOCVD Shipments >330 Lighting Backlighting Backlighting & Lighting Others Backlighting Others Lighting Backlighting & Lighting 1Q-3Q’11 Veeco MOCVD Shipments >2801 MOCVD Shipments for Lighting Grew to over 50% in 1Q-3Q’11 1) Total shipments up to 2011 Q3 54% 11% 26% 9% 28% 43% 23% 6%

Total MOCVD Reactor Shipments by Region – Industry Estimate 2009 228 Wall Street TAM for 2012 200-700+ systems – Huge Range of Estimates 2010 >820 2011F 700-900 Source: Analysts forecasts and Veeco estimates Korea, 33% China, 27% Europe, 2% US, 6% Japan, 4% Taiwan, 28% Korea, 7% China, 63% Europe, 1% US, 5% Japan, 4% Taiwan, 20% Taiwan, 35% Korea, 42% Japan, 7% US, 2% China, 12% Europe, 2%

MaxBright MOCVD System – Spectacular Market Acceptance Since Q1 Launch Orders received from top accounts across the globe Most productive tool on the market Well positioned for additional market share gains Lowest Cost of Ownership Highest throughput Highest capacity Highest footprint efficiency Highest capital efficiency

Veeco: MOCVD Market Leader Source: IMS Research On a Revenue Basis, Veeco Gained 21% Market Share to Reach 71% in Q3’11 K465i Introduction MaxBright Introduction

Closer to the Tipping Point For SSL Adoption… HB LED ASPs are Falling Faster than Expected



High Power LED Price per Watt
Price per Watt (USD/W)
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
CQ1'10
CQ2'10
CQ3'10
CQ4'10
CQ1'11
CQ2'11
-20% YoY
-50% YoY
Price (Avg.) [100-120 lm/W]
Haitz Law Trend (1973-2009)

- High power LED ASPs have dropped ~50% YoY
- Much faster than Haitz Law historical trend ~20% YoY
- Analysts expect:
  - ~5-10% QoQ in CQ3-11
  - ~30% YoY in 2011

- Declining LED prices will drive more adoption & accelerate SSL growth
- Veeco tool performance plays a key part in enabling cost reduction

Source: LEDinside, Deutsche Bank 7/5/2011, Jefferies 7/7/2011, Lazard 7/8/2011, HSBC 7/12/2011

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Veeco

Data Storage Update

Every day, more than 3,000,000 Terabytes of new information is created Source: Facebook People spend 500 billion minutes per month on Facebook More video uploaded in last 60 days than all 3 major US networks created in 60 years Mobile users make up 37% of the total Data, Data Everywhere Continues to Drive HDD Unit Growth

Source: TrendFocus February 2011. Data Storage Continues Double Digit Growth Leading equipment supplier for thin film magnetic head manufacturing – clear technology leader Close customer relationships, aligned roadmaps Focused emerging applications, such as EAMR (Energy Assisted Magnetic Recording) Efficient organization profitable through industry cycles Key customers include all TFMH players: (Units in Millions) Projected Demand for HDD 2010 – 2015F 8.2% CAGR 2010 2011F 2012F 2013F 2014F 2015F 651 709 771 832 897 965

Outlook LED & Solar: LED pricing declines will continue to stimulate demand for solid state lighting on a global basis We expect widespread adoption of LED lighting...first.. in commercial, municipal and industrial and then in residential Despite some level of cyclicality... overall estimate of 5,000 reactor TAM from 2011-2015 Veeco’s MOCVD market position is the best it has ever been Data Storage: Orders have been running at low levels throughout 2011 Anticipate pent-up demand for new equipment once M&A is finalized

Wrap Up Well positioned for solid performance in 2012: Exceptional product pipeline Highly-variable operational model Strong balance sheet Proven ability to execute Expect to deliver double-digit EBITA performance next year

Safe Harbor Statement To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2010 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements. In addition, this presentation includes non-GAAP financial measures. For GAAP reconciliation, please refer to the reconciliation section in this presentation as well as Veeco’s financial press releases and 10-K and 10-Q filings available on www.veeco.com. Note: All results presented herein are for Veeco’s “Continuing Operations” which exclude the Metrology business sold to Bruker Corporation on October 7, 2010 and the discontinued CIGS Solar Systems Business.

Q3 and Nine Month 2011 Income Statement Condensed Consolidated Statements of Income (In thousands, except per share data) (Unaudited) Three months ended Nine months ended September 30, September 30, 2011 2010 2011 2010 Net sales $ 267,959 $ 277,094 $ 787,450 $ 631,130 Cost of sales 143,025 139,711 396,204 336,828 Gross profit 124,934 137,383 391,246 294,302 Operating expenses (income): Selling, general and administrative 23,569 23,303 73,966 59,326 Research and development 26,404 15,250 69,927 39,121 Amortization 1,277 928 3,519 2,785 Restructuring - - - (179) Other, net (199) (267) (227) 184 Total operating expenses 51,051 39,214 147,185 101,237 Operating income 73,883 98,169 244,061 193,065 Interest (income) expense, net (244) 1,637 1,141 5,182 Loss on extinguishment of debt - - 3,349 - Income from continuing operations before income taxes 74,127 96,532 239,571 187,883 Income tax provision 21,510 2,845 72,657 14,130 Income from continuing operations 52,617 93,687 166,914 173,753 Discontinued operations: Loss from discontinued operations before income taxes (23,839) (10,831) (91,574) (12,815) Income tax benefit (7,085) (3,307) (32,371) (3,662) Loss from discontinued operations (16,754) (7,524) (59,203) (9,153) Net income $ 35,863 $ 86,163 $ 107,711 $ 164,600 Income (loss) per common share: Basic: Continuing operations $ 1.34 $ 2.35 $ 4.16 $ 4.40 Discontinued operations (0.43) (0.19) (1.48) (0.23) Income $ 0.91 $ 2.16 $ 2.68 $ 4.17 Diluted: Continuing operations $ 1.31 $ 2.22 $ 3.98 $ 4.12 Discontinued operations (0.41) (0.18) (1.41) (0.21) Income $ 0.90 $ 2.04 $ 2.57 $ 3.91 Weighted average shares outstanding: Basic 39,335 39,946 40,132 39,508 Diluted 40,069 42,258 41,941 42,175

Balance Sheets Condensed Consolidated Balance Sheets (In thousands) September 30, December 31, 2011 2010 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 213,236 $ 245,132 Short-term investments 212,727 394,180 Restricted cash 22,901 76,115 Accounts receivable, net 115,168 150,528 Inventories, net 127,518 108,487 Prepaid expenses and other current assets 60,107 34,328 Assets held for sale 2,341 - Deferred income taxes, current 6,975 13,803 Total current assets 760,973 1,022,573 Property, plant and equipment, net 76,232 42,320 Goodwill 56,271 52,003 Deferred income taxes 2,998 9,403 Other assets, net 37,749 21,735 Total assets $ 934,223 $ 1,148,034 LIABILITIES AND EQUITY Current liabilities: Accounts payable $ 44,784 $ 32,220 Accrued expenses and other current liabilities 135,003 183,010 Deferred profit 5,911 4,109 Income taxes payable 4,446 56,369 Liabilities of discontinued segment held for sale 5,359 5,359 Current portion of long-term debt 243 101,367 Total current liabilities 195,746 382,434 Long-term debt 2,470 2,654 Other liabilities 755 434 Total liabilities 198,971 385,522 Equity 735,252 762,512 Total liabilities and equity $ 934,223 $ 1,148,034

Q3 and Nine Month 2011 Reconciliation of GAAP to Non-GAAP Results

Reconciliation of GAAP to non-GAAP results
(In thousands, except per share data)
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,	
	2011	2010	2011	2010
Adjusted EBITA				
Operating income	$ 73,883	$ 98,169	$ 244,061	$ 193,065
Adjustments:				
Amortization	1,277	928	3,519	2,785
Equity-based compensation	2,951	2,356	9,472	6,222
Restructuring	-	-	-	(179) (1)
Earnings from continuing operations before interest, income taxes and amortization excluding certain items ("Adjusted EBITA")	$ 78,111	$ 101,453	$ 257,052	$ 201,893
Non-GAAP Net Income				
Net income from continuing operations (GAAP basis)	$ 52,617	$ 93,687	$ 166,914	$ 173,753
Non-GAAP adjustments:				
Amortization	1,277	928	3,519	2,785
Equity-based compensation	2,951	2,356	9,472	6,222
Restructuring	-	-	-	(179) (1)
Loss on extinguishment of debt	-	-	3,349	-
Non-cash portion of interest expense	-	769 (2)	1,260 (2)	2,271 (2)
Income tax effect of non-GAAP adjustments	(3,498) (3)	(32,360) (3)	(6,441) (3)	(55,514) (3)
Non-GAAP Net Income	$ 53,347	$ 65,380	$ 178,073	$ 129,338
Non-GAAP earnings per diluted share excluding certain items ("Non-GAAP EPS")	$ 1.33	$ 1.55	$ 4.25	$ 3.07
Diluted weighted average shares outstanding	40,069	42,258	41,941	42,175

(1) During the first quarter of 2010, we recorded a restructuring credit of $0.2 million associated with a change in estimate.

(2) Adjustment to exclude non-cash interest expense on convertible subordinated notes.

(3) By the end of 2010, the Company had fully utilized all prior NOL and tax credit carryfowards. As a result, beginning in 2011, the Company utilized the with and without method, at a 30.76% effective rate forecasted for the full year, to determine the income tax effect of non-GAAP adjustments. During the second quarter of 2010 we provided for income taxes at a 35% statutory rate to determine the income tax effect of non-GAAP adjustments.

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Q4 Guidance Reconciliation Reconciliation of GAAP to non-GAAP results (In thousands, except per share data) (Unaudited) Guidance for the three months ending December 31, 2011 LOW HIGH Adjusted EBITA Operating income $ 25,535 $ 43,535 Adjustments: Amortization 1,237 1,237 Equity-based compensation 3,410 3,410 Earnings from continuing operations before interest, income taxes and amortization excluding certain items ("Adjusted EBITA") $ 30,182 $ 48,182 Non-GAAP Net Income Net income from continuing operations (GAAP basis) $ 17,988 $ 30,526 Non-GAAP adjustments: Amortization 1,237 1,237 Equity-based compensation 3,410 3,410 Income tax effect of non-GAAP adjustments (1,538) (1) (1,613) (1) Non-GAAP Net Income $ 21,097 $ 33,560 Non-GAAP earnings per diluted share excluding certain items ("Non-GAAP EPS") $ 0.54 $ 0.86 Diluted weighted average shares outstanding 39,000 39,000 (1) By the end of 2010, the Company had fully utilized all prior NOL and tax credit carryfowards. As a result, beginning in 2011, the Company utilized the with and without method, at a 30.76% effective rate forecasted for the full year, to determine the income tax effect of non-GAAP adjustments.

Full Year 2011 Guidance Reconciliation Reconciliation of GAAP to non-GAAP results (In thousands, except per share data) (Unaudited) Guidance for the year ending December 31, 2011 LOW HIGH Adjusted EBITA Operating income $ 264,986 $ 282,986 Adjustments: Amortization 4,756 4,756 Loss on extinguishment of debt 3,349 3,349 Non-cash portion of interest expense 1,260 1,260 Equity-based compensation 12,881 12,881 Earnings from continuing operations before interest, income taxes and amortization excluding certain items ("Adjusted EBITA") $ 287,232 $ 305,232 Non-GAAP Net Income Net income from continuing operations (GAAP basis) $ 185,774 $ 198,374 Non-GAAP adjustments: Amortization 4,756 4,756 Equity-based compensation 12,881 12,881 Loss on extinguishment of debt 3,349 3,349 Non-cash portion of interest expense 1,260 1,260 Income tax effect of non-GAAP adjustments (8,860) (1) (8,996) (1) Non-GAAP Net Income $ 199,160 $ 211,624 Non-GAAP earnings per diluted share excluding certain items ("Non-GAAP EPS") $ 4.81 $ 5.11 Diluted weighted average shares outstanding 41,400 41,400 (1) By the end of 2010, the Company had fully utilized all prior NOL and tax credit carryfowards. As a result, beginning in 2011, the Company utilized the with and without method, at a 30.76% effective rate forecasted for the full year, to determine the income tax effect of non-GAAP adjustments.

Segment Data

Segment Bookings, Revenues, and Reconciliation
of Operating Income (Loss) to Adjusted EBITA (Loss)
(In thousands)
(Unaudited)

	Three months ended September 30, 2011	Three months ended September 30, 2010	Nine months ended September 30, 2011	Nine months ended September 30, 2010
LED & Solar				
Bookings	$ 111,898	$ 243,207	$ 583,424	$ 715,232
Revenues	$ 233,865	$ 242,613	$ 667,697	$ 537,662
Operating income	$ 70,899	$ 97,093	$ 227,917	$ 190,270
Amortization	924	487	2,364	1,461
Equity-based compensation	992	324	2,567	939
Adjusted EBITA	$ 72,815	$ 97,904	$ 232,848	$ 192,670
Data Storage				
Bookings	$ 21,188	$ 34,972	$ 91,350	$ 111,369
Revenues	$ 34,094	$ 34,481	$ 119,753	$ 93,468
Operating income	$ 7,185	$ 8,570	$ 31,087	$ 19,631
Amortization	353	383	1,072	1,149
Equity-based compensation	339	258	999	781
Restructuring	-	-	-	(179)
Adjusted EBITA	$ 7,877	$ 9,211	$ 33,158	$ 21,382
Unallocated Corporate				
Operating loss	$ (4,201)	$ (7,494)	$ (14,943)	$ (16,836)
Amortization	-	58	83	175
Equity-based compensation	1,620	1,774	5,906	4,502
Adjusted loss	$ (2,581)	$ (5,662)	$ (8,954)	$ (12,159)
Total				
Bookings	$ 133,086	$ 278,179	$ 674,774	$ 826,601
Revenues	$ 267,959	$ 277,094	$ 787,450	$ 631,130
Operating income	$ 73,883	$ 98,169	$ 244,061	$ 193,065
Amortization	1,277	928	3,519	2,785
Equity-based compensation	2,951	2,356	9,472	6,222
Restructuring	-	-	-	(179)
Adjusted EBITA	$ 78,111	$ 101,453	$ 257,052	$ 201,893

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Veeco

Income Statement Annual Periods – Reclassification for CIGS Discontinuation For the years ended December 31, (in thousands, except per share data) 2010 2009 2008 (unaudited) Net sales As originally reported $ 933,231 $ 282,412 $ 314,935 Adjustment for discontinued operations (2,339) (150) (12,868) As adjusted $ 930,892 $ 282,262 $ 302,067 Gross profit As originally reported $ 443,825 $ 111,235 $ 123,271 Adjustment for discontinued operations 5,661 3,024 (4,744) As adjusted $ 449,486 $ 114,259 $ 118,527 Operating expenses As originally reported $ 166,250 $ 115,967 $ 169,411 Adjustment for discontinued operations (20,018) (9,339) (6,829) As adjusted $ 146,232 $ 106,628 $ 162,582 Operating income (loss) As originally reported $ 277,575 $ (4,732) $ (46,140) Adjustment for discontinued operations 25,679 12,363 2,085 As adjusted $ 303,254 $ 7,631 $ (44,055) Net income (loss) from continuing operations, attributable to Veeco As originally reported $ 260,531 $ (14,164) $ (50,603) Adjustment for discontinued operations 16,645 12,452 2,085 As adjusted $ 277,176 $ (1,712) $ (48,518) Basic income (loss) per share from continuing operations, attributable to Veeco As originally reported $ 6.60 $ (0.43) $ (1.62) Adjustment for discontinued operations 0.42 0.38 0.07 As adjusted $ 7.02 $ (0.05) $ (1.55) Diluted income (loss) per share from continuing operations, attributable to Veeco As originally reported $ 6.13 $ (0.43) $ (1.62) Adjustment for discontinued operations 0.39 0.38 0.07 As adjusted $ 6.52 $ (0.05) $ (1.55) Weighted average shares outstanding Basic 39,499 32,628 31,347 Diluted 42,514 32,628 31,347

Income Statement Quarterly Periods – Reclassification for CIGS Discontinuation

(in thousands, except per share data)	For the three months ended June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
	(unaudited)					
Net sales						
As originally reported	$ 264,815	$ 254,676	$ 299,998	$ 277,094	$ 221,389	$ 134,750
Adjustment for discontinued operations	-	-	(236)	-	-	(2,103)
As adjusted	$ 264,815	$ 254,676	$ 299,762	$ 277,094	$ 221,389	$ 132,647
Gross profit						
As originally reported	$ 100,068	$ 129,332	$ 152,802	$ 135,482	$ 98,800	$ 56,740
Adjustment for discontinued operations	35,281	1,631	2,381	1,901	1,483	(104)
As adjusted	$ 135,349	$ 130,963	$ 155,183	$ 137,383	$ 100,283	$ 56,636
Operating expenses						
As originally reported	$ 76,399	$ 49,663	$ 51,930	$ 43,833	$ 38,920	$ 31,565
Adjustment for discontinued operations	(24,020)	(5,908)	(6,936)	(4,619)	(4,424)	(4,038)
As adjusted	$ 52,379	$ 43,755	$ 44,994	$ 39,214	$ 34,496	$ 27,527
Operating income						
As originally reported	$ 23,669	$ 79,669	$ 100,872	$ 91,649	$ 59,880	$ 25,175
Adjustment for discontinued operations	59,301	7,539	9,317	6,520	5,907	3,934
As adjusted	$ 82,970	$ 87,208	$ 110,189	$ 98,169	$ 65,787	$ 29,109
Net income from continuing operations, attributable to Veeco						
As originally reported	$ 19,212	$ 53,083	$ 96,672	$ 91,104	$ 49,930	$ 22,825
Adjustment for discontinued operations	37,106	4,896	6,750	2,583	3,980	3,331
As adjusted	$ 56,318	$ 57,979	$ 103,422	$ 93,687	$ 53,910	$ 26,156
Basic income per share from continuing operations, attributable to Veeco						
As originally reported	$ 0.47	$ 1.33	$ 2.45	$ 2.28	$ 1.26	$ 0.59
Adjustment for discontinued operations	0.90	0.13	0.17	0.07	0.10	0.08
As adjusted	$ 1.37	$ 1.46	$ 2.62	$ 2.35	$ 1.36	$ 0.67
Diluted income per share from continuing operations, attributable to Veeco						
As originally reported	$ 0.45	$ 1.25	$ 2.30	$ 2.16	$ 1.15	$ 0.54
Adjustment for discontinued operations	0.86	0.11	0.16	0.06	0.09	0.08
As adjusted	$ 1.31	$ 1.36	$ 2.46	$ 2.22	$ 1.24	$ 0.62
Weighted average shares outstanding						
Basic	40,998	39,842	39,453	39,946	39,761	38,784
Diluted	43,002	42,531	41,972	42,258	43,506	42,269

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Veeco

Adjusted EBITA and Non-GAAP Reporting – Reclassification for CIGS Discontinuation

Earnings (loss) from continuing operations before interest, income taxes and amortization excluding certain items ("Adjusted EBITA")

(in thousands)	For the three months ended June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
			(unaudited)			
LED & Solar						
Adjusted EBITA						
As originally reported	$ 70,964	$ 73,963	$ 98,520	$ 91,785	$ 57,397	$ 28,358
Adjustment	8,089	7,014	9,122	6,119	5,451	3,560
As adjusted	$ 79,053	$ 80,977	$ 107,642	$ 97,904	$ 62,848	$ 31,918
Data Storage						
Adjusted EBITA						
As originally reported	$ 13,050	$ 12,231	$ 12,675	$ 9,377	$ 9,605	$ 2,877
Adjustment	-	-	(147)	(166)	(161)	(150)
As adjusted	$ 13,050	$ 12,231	$ 12,528	$ 9,211	$ 9,444	$ 2,727
Unallocated Corporate						
Loss						
As originally reported	$ (4,082)	$ (2,292)	$ (6,515)	$ (5,662)	$ (3,361)	$ (3,136)
Adjustment	-	-	-	-	-	-
As adjusted	$ (4,082)	$ (2,292)	$ (6,515)	$ (5,662)	$ (3,361)	$ (3,136)
Total Veeco						
Adjusted EBITA						
As originally reported	$ 79,932	$ 83,902	$ 104,680	$ 95,500	$ 63,641	$ 28,099
Adjustment for discontinued operations	8,089	7,014	8,975	5,953	5,290	3,410
As adjusted	$ 88,021	$ 90,916	$ 113,655	$ 101,453	$ 68,931	$ 31,509

Non-GAAP Net Income and Earnings Per Share ("EPS")

	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Total Veeco						
Non-GAAP Net Income						
As originally reported	$ 57,635	$ 56,551	$ 67,869	$ 61,563	$ 40,715	$ 17,590
Adjustment for discontinued operations	5,777	4,758	5,833	3,870	3,439	2,214
As adjusted	$ 63,412	$ 61,309	$ 73,702	$ 65,433	$ 44,154	$ 19,804
Total Veeco						
Non-GAAP EPS						
As originally reported	$ 1.34	$ 1.33	$ 1.62	$ 1.46	$ 0.94	$ 0.42
Adjustment for discontinued operations	$ 0.14	$ 0.11	$ 0.14	$ 0.09	$ 0.08	$ 0.05
As adjusted	$ 1.48	$ 1.44	$ 1.76	$ 1.55	$ 1.02	$ 0.47
Weighted average shares outstanding						
Diluted	43,002	42,531	41,972	42,258	43,506	42,269

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Copyright © 2011 Veeco Instruments Inc. All Rights Reserved.
Veeco

Reconciliation of GAAP to non-GAAP Results

(In thousands, except per share data)
(Unaudited)

	Three months ended					
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Adjusted EBITA						
Operating income	$ 82,970	$ 87,208	$ 110,189	$ 98,169	$ 65,787	$ 29,109
Adjustments:						
Amortization	1,334	908	919	928	929	928
Equity-based compensation	3,717	2,800	2,547	2,356	2,215	1,651
Restructuring	-	-	-	-	-	(179)
Earnings from continuing operations before interest, income taxes and amortization excluding certain items ("Adjusted EBITA")	$ 88,021	$ 90,916	$ 113,655	$ 101,453	$ 68,931	$ 31,509
Non-GAAP Net Income						
Net income from continuing operations (GAAP basis)	$ 56,318	$ 57,979	$ 103,422	$ 93,687	$ 53,910	$ 26,156
Non-GAAP adjustments:						
Amortization	1,334	908	919	928	929	928
Equity-based compensation	3,717	2,800	2,547	2,356	2,215	1,651
Restructuring	-	-	-	-	-	(179)
Loss on extinguishment of debt	3,045	304	-	-	-	-
Non-cash portion of interest expense	490 (1)	769 (1)	1,123 (1)	850 (1)	760 (1)	741 (1)
Income tax effect of non-GAAP adjustments	(1,492) (2)	(1,451) (3)	(34,309) (4)	(32,388) (4)	(13,660) (4)	(9,493) (4)
Non-GAAP Net Income	$ 63,412	$ 61,309	$ 73,702	$ 65,433	$ 44,154	$ 19,804
Non-GAAP earnings per diluted share excluding certain items ("Non-GAAP EPS")	$ 1.48	$ 1.44	$ 1.76	$ 1.55	$ 1.02	$ 0.47
Diluted weighted average shares outstanding	43,002	42,531	41,972	42,258	43,506	42,269

(1) Adjustment to exclude non-cash interest expense on convertible subordinated notes.

(2) By the end of 2010, the Company had fully utilized all prior NOL and tax credit carryfowards. As a result, beginning in 2011, the Company utilized the with and without method, at a 32.17% effective rate forecasted for the full year, to determine the income tax effect of non-GAAP adjustments.

(3) By the end of 2010, the Company had fully utilized all prior NOL and tax credit carryfowards. As a result, beginning in 2011, the Company utilized the with and without method, at a 30.25% effective rate forecasted for the full year, to determine the income tax effect of non-GAAP adjustments.

(4) During 2010 we provided for income taxes at a 35% statutory rate to determine the income tax effect of non-GAAP adjustments.

NOTE - This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on adjusted EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes adjusted EBITA reports baseline performance and thus provides useful information.

39
Copyright © 2011 Veeco Instruments Inc. All Rights Reserved.
Veeco